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                                                                EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 12, 1996 included in NeoPharm, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references of our Firm included in this registration statement.


                                                Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
May 7, 1996